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EXHIBIT 10.17 - LOAN AGREEMENT

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BORROWER                                      BANK
INNOSERV TECHNOLOGIES, INC.                   OVERTON BANK & TRUST, NATIONAL ASSOCIATION
4330 BELTWAY SUITE 300                        PO BOX 150049
ARLINGTON, TEXAS 76017                        ARLINGTON, TEXAS 76015
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    THIS LOAN AGREEMENT ("Agreement") is made and entered into this 14TH day of
APRIL, 1997, by and between the Borrower and Bank named above.

    IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS CONTAINED HEREIN, IT IS AGREED AS FOLLOWS:

1.  THE LOAN.

    Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of Borrower contained herein, Bank agrees to lend an amount not to exceed the sum of ONE MILLION ONE HUNDRED NINETY SEVEN THOUSAND FIVE HUNDRED SEVENTY THREE AND NO/100 DOLLARS ($1,197,573.00) (the "Loan"). The Loan will be evidenced by Borrower's note (the "Note") payable to the order of Bank, with interest and principal being payable as therein provided.

2.  PURPOSE OF LOAN: COMBINE TWO NOTES INTO ONE TERM LOAN

3.  COLLATERAL.

    The Note and all other obligations of Borrower to Bank shall be secured by, among other things, a first and superior security interest in the following property (collectively, the "Collateral")

                  ACCOUNTS RECEIVABLE, INVENTORY AND EQUIPMENT
                  --------------------------------------------

    Borrower shall execute such security agreements and other documents as Bank may require, from time to time, to further describe, create and perfect such security interests.

4.  GUARANTIES.

    The Loan will be unconditionally guaranteed as evidenced by guaranties executed by SIETEC, INC. AND INNOSERV TECHNOLOGIES MAINTENANCE SERVICES, INC. (collectively, "Guarantor", whether one or more).

    / / IF THIS BOX IS CHECKED, THE FOLLOWING PARAGRAPH 5 SHALL BE PART OF THIS AGREEMENT.

5.  BORROWING BASE.

    The term "Borrowing Base" means an amount determined at any time as the sum
of   % of the Eligible Accounts Receivable of Borrower and   % of Borrower's
Eligible Inventory. As used herein, the term "Eligible Accounts Receivable" shall mean, at any particular time, all accounts receivable of Borrower which are subject to a perfected first priority security interest in favor of Bank,
EXCLUDING (i) all accounts receivable that are greater than    (   ) days old
from the original date of the invoice, and (ii) any account that is subject to any dispute, offset, counterclaim or other claim or defense on the part of the account debtor denying liability under such account, and (iii) the amount of all such accounts arising out of contracts or orders which, by their terms, forbid an assignment or which make such an assignment void and unenforceable, and (iv) any account receivable of Borrower from any officer, stockholder, director or related company of Borrower. As used herein, the term "Eligible Inventory" shall mean, at any particular time, all salable inventory then owned by Borrower and held for sale or disposition in the ordinary course of business, in which Bank has a perfected first priority security interest, valued at the
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lower of cost or market, EXCLUDING any work-in-process. For purposes of determining the Borrowing Base, the Eligible Inventory shall not exceed at any
time the sum of $      .

    Borrower shall at all times maintain a Borrowing Base of not less than the outstanding balance owing on the Note. If, as a result of Bank's determination, the Borrowing Base should ever become less than the outstanding balance owing under the Note, or any renewals or extensions thereof, Bank may notify Borrower
of the insufficiency, and within    (   ) days of Bank's giving notice, Borrower
shall either pay the indebtedness down to the Borrowing Base or increase the Borrowing Base up to the amount of the outstanding balance of the Note. Bank's determination of the Borrowing Base and whether Collateral qualifies for inclusion in such Borrowing Base, will be final.

6.  REPRESENTATIONS AND WARRANTIES.

    To induce Bank to enter into this Agreement and to advance funds from time to time, and for Bank's reliance in so doing, Borrower warrants and represents to Bank as follows:

    A. GOOD STANDING. Borrower is a corporation duly organized and in good standing under the laws of the State of CALIFORNIA AND TEXAS, and has the power to own its properties and carry on its business in each jurisdiction in which Borrower operates.

    B. AUTHORITY AND COMPLIANCE. Borrower has full power and authority to enter into this Agreement, to make the borrowing hereunder, to execute and deliver the Note and to incur the obligations provided for herein, all of which has been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity of this Agreement or the Note, and Borrower is in compliance with all laws and regulatory requirements to which it is subject.

    C. BINDING AGREEMENT. This Agreement constitutes, and the Note when issued and delivered pursuant hereto for value received will constitute, valid and legally binding obligations of Borrower enforceable in accordance with their terms.

    D. LITIGATION. There are no proceedings pending or, to the knowledge of Borrower, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of Borrower or any subsidiary or any Guarantor, except as disclosed to Bank in writing prior to the date of this Agreement.

    E. NO CONFLICTING AGREEMENTS. There are no charter, bylaw or stock provisions of Borrower and no provisions of any existing agreement, mortgage, indenture or contract binding on Borrower or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the Note.

    F. OWNERSHIP OF ASSETS. Borrower has good and marketable title to any Collateral pledged and the Collateral is owned free and clear of liens. Borrower will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear.

    G. TAXES. All income taxes and other taxes due and payable by Borrower to the date of this Agreement have been paid prior to becoming delinquent.

    H. FINANCIAL STATEMENTS. All financial statements and financial information of Borrower and Guarantor which have been delivered to Bank have been presented in conformity with generally accepted accounting principles and fairly and accurately represent the financial condition of the Borrower and Guarantor, as of the date of such financial statements or reports, and since such dates, there has been no material adverse changes in the financial condition of Borrower or Guarantor.

    I. NO DEFAULTS. Borrower and Guarantor are not in default with respect to any obligation to which Borrower or Guarantor is a party or by which Borrower or Guarantor, or any of Borrower's or Guarantor's properties is bound.
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7.  AFFIRMATIVE COVENANTS.

    In addition to the other agreements contained herein, Borrower covenants and agrees that from the date hereof and until payment in full of principal and interest owing under the Note, unless Bank shall otherwise consent in writing, Borrower will do the following:

    A. BORROWER'S FINANCIAL STATEMENTS. Borrower shall furnish to Bank: (i) as soon as available and in any event within ONE HUNDRED TWENTY (120) days after the end of each fiscal year of Borrower, a copy of Borrower's annual AUDITED financial statement consisting of at least a balance sheet and statement of income and retained earnings; (ii) on a quarterly basis, financial statements, to include balance sheet and profit and loss statement, within FORTY FIVE (45) days after the end of each such accounting period; (iii) if Paragraph 5 above is applicable to this Agreement, furnish Bank on a monthly basis a Borrowing Base report in such form as Bank may require and an aging of accounts receivable of Borrower, such report and aging to be delivered to Bank not later than N/A (N/A) days after the end of each calendar quarter; and (iv) promptly upon request, such additional information, tax returns, officer's certificates, reports or statements respecting its business operations and financial condition as Bank may reasonably request from time to time.

    B.  Omitted. d

    C. INSURANCE. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, business interruption insurance and liability insurance, all to be with such companies and in such amounts satisfactory to Bank and to contain a mortgage clause naming Bank as its interest may appear. Evidence of such insurance shall be supplied to Bank.

    D. CORPORATE EXISTENCE AND COMPLIANCE. Maintain its corporate existence in good standing and comply with all laws, regulations and governmental requirements applicable to it or to any of its property, business operations and transactions.

    E. ADVERSE CONDITIONS OR EVENTS. Promptly advise Bank in writing of any condition, event or act which comes to its attention that would or might materially affect Borrower's or any Guarantor's financial condition, Bank's rights in or to the Collateral under this Agreement or the Loan documents, and of any litigation filed against Borrower or any Guarantor.

    F.  TAXES.  Pay all taxes as the same become due and payable.

    G. MAINTENANCE. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of its business.

    H. INSPECTION. Permit Bank, its officers, employees and agents, to inspect the Collateral and all records of Borrower pertaining to the Collateral, at Borrower's place of business as set forth above, and to make and remove copies of such records. Borrower shall promptly pay to Bank the reasonable costs and expenses of any Collateral audit performed by or for Bank.

    I. PAYMENT OF DEBTS. Pay all indebtedness and obligations of Borrower as the same become due in accordance with the terms of the instruments or documents evidencing the same.

    J. FINANCIAL COVENANTS. In accordance with generally accepted accounting principles, Borrower shall:

    (a) maintain a tangible net worth of not less than $4,500,000;

    (b) maintain a ratio of current assets to current liabilities of not less than 1.0 to 1.0;

    (c) not permit the ratio of Borrower's total liabilities to tangible net worth to be more than N/A to 1.0;
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    (d) maintain a ratio of after tax net income plus depreciation to current maturities of long-term debt of not less than N/A to 1.0; and

    (e) other financial covenants, if applicable:

       1)  No cash dividends,

       2) No further notes receivable due from equipment sales, other than those that are on the books as of 12-15-95,

       3) Primary depository account to be maintained w/Overton Bank and Trust, including use of lockbox,

       4) Cash flow ratio of 1.0 to 1.0, defined as net income after taxes plus depreciation and amortization divided by CMLTD, calculated on a quarterly basis using the last twelve months of operation.

8.  NEGATIVE COVENANTS.

    In addition to the other agreements contained herein, Borrower agrees that, so long as the Loan pursuant to this Agreement is outstanding, Borrower will not, unless Bank shall otherwise consent in writing:

A.  Incur or suffer to exist any indebtedness except (i) indebtedness to Bank,
    (ii) indebtedness to trade creditors incurred in the ordinary course of its business, (iii) for purchase money on lease vehicles, all of which are necessary to conduct the normal course of Borrower's business, above $500,000 on a cumulative basis per financial year;

B. Enter into any merger or consolidation, or sell, lease, assign or otherwise dispose of or transfer any of its assets except in the ordinary course of its business;

C.  Become a guarantor, endorser or contingently liable on any debt;

D. Make any advances or loans (directly or indirectly) to any director, officer, employee or shareholder of Borrower;

E. Engage in any business which differs substantially or materially from the business which Borrower is presently engaged in;

F. Create or permit to exist any mortgage, lien or other encumbrance, except as permitted herein, with respect to any assets now owned by Borrower or hereafter acquired, except purchase money liens on equipment and/or vehicles not currently owned by Borrower;

G.  Substantially change its present executive or management personnel.

9.  EVENTS OF DEFAULT; REMEDIES.

    The occurrence of any of the following shall constitute an event of default hereunder: (i) the failure or refusal of Borrower to timely perform any term, covenant or agreement contained herein, (ii) any representation or warranty contained herein or in any financial statement, report or certificate submitted to Bank in connection with the Loan or pursuant to the requirements of this Agreement shall prove to have been incorrect or misleading in any material respect when made, (iii) default shall occur under the terms of the Note or any security document now or hereafter securing payment of the Note or under any other promissory note executed by Borrower and held by Bank, or (iv) if Bank, in good faith believes that the prospect of payment or the prospect of performance by Borrower hereunder or under the Note or security documents is impaired. Likewise, a default hereunder shall constitute a default under the Note and all security documents securing payment of the Note and all other promissory notes executed by Borrower and held by Bank. Upon the occurrence of any such default, Bank shall have the option to declare immediately due and payable all outstanding principal plus unpaid interest on the Note, and Bank shall have no further obligation to fund under this Agreement. Upon the occurrence of a default, Bank
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shall be entitled to exercise any and all remedies (i) under the Note and any security document securing payment of the Note, and (ii) available to Bank at law or in equity.

10.  MISCELLANEOUS.

    A. CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Bank hereunder or under any other document delivered hereunder or in connection herewith, or allowed by law or equity shall be cumulative of and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof, or the exercise of any other right. Any of the foregoing covenants and agreements may be waived by Bank, but only in writing, signed by a vice president or higher level officer of Bank. Borrower expressly waives any presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind. No notice to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances.

    B. GOVERNING LAW. THIS AGREEMENT IS BEING DELIVERED AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ALL OBLIGATIONS HEREUNDER ARE PERFORMABLE IN TARRANT COUNTY, TEXAS.

    C. BINDING EFFECT. This Agreement shall inure to the benefit of and be enforceable by Bank and any assignee or participant of Bank, and shall bind Borrower and its successors and assigns; provided, however, that Borrower may not assign its rights or obligations hereunder without the prior written approval of Bank.

    D. TEXAS CREDIT CODE. Chapter 15 of the Texas Credit Code shall not apply to the Loan contemplated hereby.

    E. EXPENSES. Borrower agrees to pay all out-of-pocket expenses of Bank in connection with this Agreement and the collection of the Note.

    F. RENEWAL. While the Bank is under no obligation to renew any indebtedness incurred pursuant to the terms of this Agreement at maturity (or any renewal or extension term), in the event the Note is renewed, this Agreement shall apply to said renewal and the representations and warranties made by Borrower herein shall be deemed to be made again as of the date of any such renewal. The term "Note" shall include any renewal note.

    G.  TIME OF ESSENCE.  Time is of the essence of this Agreement.

    H. NO FIDUCIARY RELATIONSHIP. Borrower acknowledges and agrees that the relationship between Borrower and Bank is solely that of debtor/creditor and in no event shall Bank be considered as a partner of Borrower or otherwise have any fiduciary duties to Borrower or Guarantor.

    I. USURY SAVINGS. The parties hereto intend to comply with all usury laws applicable to national banks and the subject Loan. Nothing contained herein, in the Note or in any of the security documents shall authorize the collection or constitute charging of interest in excess of that permitted by applicable law.

    J.  INDEMNIFICATION OF BANK.  BORROWER SHALL INDEMNIFY AND HOLD BANK
HARMLESS AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OR ANY KIND OR NATURE WHATSOEVER, WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST BANK, IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT
OR ANY INSTRUMENT EXECUTED PURSUANT HERETO, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, TO THE EXTENT THAT ANY SUCH INDEMNIFIED MATTERS RESULT, DIRECTLY OR INDIRECTLY, FROM ANY CLAIMS MADE OR ACTIONS, SUITS OR PROCEEDINGS COMMENCED BY OR ON BEHALF OF ANY PERSON OR ENTITY OTHER THAN BANK; PROVIDED,
THAT BANK
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SHALL NOT HAVE THE RIGHT TO BE INDEMNIFIED HEREUNDER FOR ITS GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT.

    K. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

L. ADDITIONAL PROVISIONS (WHICH SHALL CONTROL IN THE EVENT OF ANY CONFLICT WITH THE PRECEDING PROVISIONS):

    EXECUTED as of the day and year first above written.

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BANK:                                         BORROWER:
OVERTON BANK & TRUST,                         INNOSERV TECHNOLOGIES, INC.
NATIONAL ASSOCIATION

By: /s/ CURTIS F. VON DER AHE                 By: /s/ MICHAEL G. PULS
Name Printed: CURTIS F. VON DER AHE           Name Printed: MICHAEL PULS
Title: PRESIDENT                              Title: PRESIDENT
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